     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 3, 2000
                           REGISTRATION NO. 333-42100
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                                   ----------

                               AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                                  RMI.NET, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                               04-3153858
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                             CHRISTOPHER J. MELCHER
                                  RMI.NET, INC.
                        999 EIGHTEENTH STREET, SUITE 2201
                             DENVER, COLORADO 80202
                                 (303) 672-0700
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                   ----------

                                    COPY TO:
                               JEFFREY M. KNETSCH
                              J. DAVID HERSHBERGER
                         BROWNSTEIN HYATT & FARBER, P.C.
                       410 SEVENTEENTH STREET, 22ND FLOOR
                             DENVER, COLORADO 80202
                                 (303) 223-1100

                                   ----------

Approximate date of commencement of proposed sale to public: as soon as practicable after the registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earliest effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                   ----------

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement will thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a) may determine.

                 PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS.

EXHIBIT
NUMBER                             DESCRIPTION OF DOCUMENT
------                             -----------------------

 1.01         Form of Underwriting Agreement ***

 2.01         Agreement and Plan of Reorganization and Liquidation by and Among
              Rocky Mountain Internet, Inc., DataXchange Network, Inc., and
              Certain of the Shareholders of DataXchange Network, Inc., dated as of December 8, 1998 (10)

 3.01         Amended and Restated Certificate of Incorporation (15)

 3.02         Bylaws (1)

 3.03         Certificate of Designations of Series B Convertible Preferred
              Stock (13)

 4.01         Form of Stock Certificate (1)

 4.02         Warrant Agreement between Rocky Mountain Internet, Inc. and
              Douglas H. Hanson dated October 1, 1997 (5)

 4.03         1996 Employees' Stock Option Plan (1)

 4.04         1996 Non-Employee Directors' Stock Option Plan (1)

 4.05         1997 Non-Qualified Stock Option Plan (4)

 4.06         1997 Stock Option Plan (6)

 4.06.1 First Amendment to Non-Qualified Stock Option Agreement pursuant to the 1997 Stock Option Plan (13)

 4.06.2 First Amendment to Incentive Stock Option Agreement pursuant to the 1997 Stock Option Plan (13)

 4.07         1998 Employees' Stock Option Plan (10)

 4.08         1998 Non-Employee Directors' Stock Option Plan (8)

 4.09         Subscription Agreement, dated as of December 10, 1998, by and between Rocky Mountain Internet, Inc. and Koch Industries, Inc.
              (12)

 4.10         Subscription Agreement, dated as of December 10, 1998, by and between Rocky Mountain Internet, Inc. and Advantage Fund II Ltd.
              (12)

 4.11         Form of Common Stock Purchase Warrant issued to Koch Industries,
              Inc., Advantage Fund II Ltd., Wharton Capital Partners Ltd.,
              Leslie Bines, and Neidiger Tucker Bruner Inc. (12)

 4.12         Form of Registration Rights Agreement between Rocky Mountain
              Internet, Inc. and (i) Koch Industries, Inc.; and (ii) Advantage
              Fund II Ltd. (12)

 4.13         Form of Registration Rights Agreement between Rocky Mountain
              Internet, Inc. and (i) Wharton Capital Partners Ltd.; (ii) Leslie
              Bines; and (iii) Neidiger Tucker Bruner Inc. (12)

 4.14         Form of Subscription Agreement dated as of December 7, 1999 (28)

 4.15         Form of Class A Warrant (Annex I to Exhibit 4.14 Subscription
              Agreement) (28)

 4.16         Form of Class B Warrant (Annex II to Exhibit 4.14 Subscription
              Agreement) (28)

 4.17         Form of Registration Rights Agreement (Annex IV to Exhibit 4.14
              Subscription Agreement) (28)

 4.18         2000 Employees' Stock Option Plan (29)

 4.19         Employees' Stock Purchase Plan (29)

 4.20         Form of Registration Rights Agreement (30)

 4.21         Form of Indenture ***

 4.22         Certificate of Designation of Preferred Stock ***

 4.23         Form of Warrant Agreement ***

 5.01 Opinion and Consent of Christopher J. Melcher, Esq., as to legality of securities being registered. ***

 10.01        Agreement of Lease between Denver-Stellar Associates Limited
              Partnership, Landlord and Rocky Mountain Internet, Inc., Tenant
              (2)

 10.02        Sublease Agreement-February 26, 1997-1800 Glenarm, Denver, CO (3)

 10.03        Carrier Services Switchless Agreement Between Frontier
              Communications of the West, Inc. and Rocky Mountain Broadband,
              Inc.** (12)

 10.04        Wholesale Usage Agreement Between PSINet Inc. and Rocky Mountain
              Internet, Inc.** (12)

 10.05        PacNet Reseller Agreement between PacNet Inc. and Rocky Mountain
              Internet, Inc.** (12)

 10.06        Operating Agreement of The Mountain Area EXchange LLC (12)

 10.07        Software License and Consulting Services Agreement Between Rocky
              Mountain Internet, Inc. and Novazen Inc.** (12)

 10.08        Merger Agreement among Rocky Mountain Internet, Inc., RMI-INI,
              Internet Now, Hutchinson Persons, Leslie Kelly, Taufik, Islam,
              Susan Coupal, and Gary Kim, dated November 20, 1998 (9)

 10.09        Asset Purchase Agreement between Rocky Mountain Internet, Inc. and
              Unicom Communications Corporation dated as of November 24, 1998
              (9)

 10.10        Asset Purchase Agreement among Rocky Mountain Internet, Inc.,
              Stonehenge Business Systems Corporation, Todd Keener, and Danette
              Keener, dated as of November 30, 1998 (9)

 10.11        Commitment letter dated December 10, 1998 from Advantage Fund Ltd.
              to Rocky Mountain Internet, Inc. (12)

 10.12        Agreement and Plan of Merger by and between Rocky Mountain
              Internet, Inc. and August 5th Corporation, d/b/a Dave's World dated February 2, 1999 (14)

 10.13        Asset Purchase Agreement by and among Rocky Mountain Internet,
              Inc., ImageWare Technologies, L.L.C., and Communication Network
              Services, L.L.C. dated February 5, 1999 (14)

 10.14        Agreement and Plan of Merger by and among Rocky Mountain Internet,
              Inc. d/b/a/ RMI.NET, Inc. and IdealDial Corporation. (16)

 10.15        Agreement and Plan of Merger by and among Rocky Mountain Internet,
              Inc. d/b/a/ RMI.NET, Inc. and Internet Connect, Inc. (16)

 10.16        Agreement and Plan of Merger and Reorganization by and among Rocky
              Mountain Internet, Inc. d/b/a/ RMI.NET, Inc. and Colorado Mountain
              Net, Inc. dated June 16, 1999 (17)

 10.17        Stock Exchange Agreement between Rocky Mountain Internet, Inc.
              d/b/a RMI.NET, Inc. and Roger L. Penner (CommerceGate) dated June
              24, 1999 (18)

 10.18        Asset Purchase Agreement by and between Rocky Mountain Internet,
              Inc. d/b/a RMI.NET, Inc. and CyberDesic Communications
              Corporation, Inc. dated June 28, 1999 (19)

 10.19        Asset Purchase Agreement by and among RMI.NET, Inc. f/k/a Rocky
              Mountain Internet, Inc. and Triad Resources, LLC dated July 30,
              1999 (20)

 10.20        Asset Purchase Agreement by and among RMI.NET, Inc. and ACES
              Research, Inc. dated July 30, 1999 (21)

 10.21        Asset Purchase Agreement by and among RMI.NET, Inc. and Novo Media
              Group, Inc. dated August 30, 1999 (22)

 10.22        Asset Purchase Agreement by and among RMI.NET, Inc. and Wolfe
              Internet Access, LLC dated August 31, 1999 (23)

 10.23        Asset Purchase Agreement by and among RMI.NET, Inc. and
              Networld.com, Inc. and FutureOne, Inc. dated November 19, 1999
              (24)

 10.24        Asset Purchase Agreement by and among RMI.NET, Inc. and Western
              Regional Networks, Inc. dated November 24, 1999 (25)

 10.25        Asset Purchase Agreement by and among RMI.NET, Inc. and AIS
              Network Corporation dated December 23, 1999 (26)

 16.01        Letter re change in certifying accountant (11)

 21.01        Subsidiaries of the Registrant (27)

 23.01        Consent of Ernst & Young LLP *

 23.02        Consent of Baird, Kurtz & Dobson *

 23.03        Consent of Christopher J. Melcher, Esq. (included in Exhibit 5.01)
              ***

 24.01        Power of Attorney (31)

 25.01        Statement of Eligibility of Trustee on Form T-1 ****

 27.01        Financial Data Schedule (27)

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*    Filed herewith.

** Portions of these documents have been omitted pursuant to a request for confidential treatment.

***  To be filed by amendment or by a Current Report on Form 8-K pursuant to
     Item 601(b) of Regulation S-K.

**** To be filed separately pursuant to Section 305 of the Trust Indenture Act of 1939.

(1) Incorporated by reference to the Registrant's Registration Statement on Form SB-2 (Reg. No. 333-05040C) and amendments thereto, as previously filed with the Securities and Exchange Commission.

(2) Incorporated by reference to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1996.

(3) Incorporated by reference to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996.

(4) Incorporated by reference to the Registrant's Registration Statement on Form S-8, as previously filed with the Securities and Exchange Commission on September 26, 1997.

(5) Incorporated by reference to the Registrant's Current Report on Form 8-K dated October 6, 1997.

(6) Incorporated by reference to the Registrant's Definitive Proxy Statement (Appendix A) on Schedule 14A filed on February 13, 1998.

(7) Incorporated by reference to the Registrant's Definitive Proxy Statement (Appendix B) on Schedule 14A filed on February 13, 1998.

(8) Incorporated by reference to the Registrant's Definitive Proxy Statement (Appendix C) on Schedule 14A filed on February 13, 1998.

(9) Incorporated by reference to the Registrant's Current Report on Form 8-K dated November 20, 1998.

(10) Incorporated by reference to the Registrant's Current Report on Form 8-K dated December 8, 1998.

(11) Incorporated by reference to the Registrant's Current Report on Form 8-K dated December 9, 1998.

(12) Incorporated by reference to the Registrant's Current Report on Form 8-K dated December 10, 1998.

(13) Incorporated by reference to the Registrant's Registration Statement on Form S-1 (Reg. No. 333-52731) and amendments thereto, as previously filed with the Securities and Exchange Commission.

(14) Incorporated by reference to the Registrant's Current Report on Form 8-K dated February 2, 1999.

(15) Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.

(16) Incorporated by reference to the Registrant's Current Report on Form 8-K/A dated June 11, 1999.

(17) Incorporated by reference to the Registrant's Current Report on Form 8-K dated June 16, 1999.

(18) Incorporated by reference to the Registrant's Current Report on Form 8-K dated June 23, 1999.

(19) Incorporated by reference to the Registrant's Current Report on Form 8-K dated June 28, 1999.

(20) Incorporated by reference to the Registrant's Current Report on Form 8-K dated July 30, 1999.

(21) Incorporated by reference to the Registrant's Current Report on Form 8-K dated July 30, 1999.

(22) Incorporated by reference to the Registrant's Current Report on Form 8-K dated August 30, 1999.

(23) Incorporated by reference to the Registrant's Current Report on Form 8-K dated August 31, 1999.

(24) Incorporated by reference to the Registrant's Current Report on Form 8-K dated November 19, 1999.

(25) Incorporated by reference to the Registrant's Current Report on Form 8-K dated November 24, 1999.

(26) Incorporated by reference to the Registrant's Current Report on Form 8-K dated December 23, 1999.

(27) Incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, as previously filed with the Securities and Exchange Commission.

(28) Incorporated by reference to the Registrant's Registration Statement on Form S-3 (Reg. No. 333-95185) and amendments thereto, as previously filed with the Securities and Exchange Commission.

(29) Incorporated by reference to the Registrant's 2000 Definitive Proxy Statement on Schedule 14A filed on May 1, 2000.

(30) Incorporated by reference to the Registrant's Current Report on Form 8-K/A dated March 17, 2000.

(31) Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 3, 2000.

                                   RMI.NET, INC.
                                   a Delaware corporation


                                   By: /s/ Douglas H. Hanson
                                       ---------------------
                                   Name:  Douglas H. Hanson
                                   Title: Chief Executive Officer, President and
                                          Chairman of the Board of Directors
                                          (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated:

NAME                                            TITLE                                         DATE
----                                            -----                                         ----

         /s/ Douglas H. Hanson                  Chief Executive Officer, President            August 3, 2000
-----------------------------------------       and Chairman of the Board of
           Douglas H. Hanson                    Directors (Principal Executive
                                                Officer)

     /s/ Michael D. Dingman, Jr. *              Treasurer (Principal Financial                August 3, 2000
-----------------------------------------       Officer and Principal Accounting
         Michael D. Dingman, Jr.                Officer)

            /s/ D.D. Hock *                     Director                                      August 3, 2000
-----------------------------------------
               D.D. Hock

       /s/ Robert W. Grabowski *                Director                                      August 3, 2000
-----------------------------------------
          Robert W. Grabowski

       /s/ Lewis H. Silverberg *                Director                                      August 3, 2000
-----------------------------------------
          Lewis H. Silverberg

        /s/ Michael T. Victor *                 Director                                      August 3, 2000
-----------------------------------------
           Michael T. Victor

*    by Douglas H. Hanson, attorney-in-fact.

                                 EXHIBIT INDEX *

EXHIBIT
NUMBER                           DESCRIPTION OF DOCUMENT
------                           -----------------------

 1.01             Form of Underwriting Agreement (3)

 4.21             Form of Indenture (3)

 4.22             Certificate of Designation of Preferred Stock (3)

 4.23             Form of Warrant Agreement (3)

 5.01 Opinion and Consent of Christopher J. Melcher, Esq., as to legality of securities being registered (3)

 23.01            Consent of Ernst & Young LLP (1)

 23.02            Consent of Baird, Kurtz & Dobson (1)

 23.03            Consent of Christopher J. Melcher, Esq. (included in Exhibit
                  5.01) (3)

 24.01            Power of Attorney (2)

 25.01            Statement of Eligibility of Trustee on Form T-1 (4)

----------

* Excludes exhibits incorporated by reference. For a list of exhibits incorporated by reference, refer to "Item 16. Exhibits" above.

(1)  Filed herewith.

(2)  Previously filed.

(3)  To be filed by amendment or by a Current Report on Form 8-K pursuant to
     Item 601(b) of Regulation S-K.

(4) To be filed separately pursuant to Section 305 of the Trust Indenture Act of 1939.